Exhibit 10.1
FIRST AMENDMENT
to the
SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
      This FIRST AMENDMENT (this “Amendment”) dated as of September 4, 2007, is among (a) THE TIMBERLAND COMPANY, a Delaware corporation (the “Borrower”), (b) the lending institutions listed on the signature pages hereto (collectively, the “Lenders”) and (c) BANK OF AMERICA, N.A., a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as a Lender and as Administrative Agent for itself and the other Lenders (the “Administrative Agent”).
      WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit Agreement dated as of June 2, 2006 (as amended and in effect from time to time, the “Credit Agreement”) among the Borrower, the Lenders, the Administrative Agent, Banc of America Securities LLC, as Lead Arranger and Sole Book Manager, Wachovia Capital Markets LLC, as Co-Arranger and Syndication Agent and JPMorgan Chase Bank, N.A., as Documentation Agent;
      WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to reduce the Fixed Charge Coverage Ratio required for each Reference Period as set forth in Section 9.1 thereof;
      WHEREAS, subject to the terms and conditions set forth herein, the Required Lenders have agreed to so amend Section 9.1 of the Credit Agreement;
      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
      §1. Defined Terms. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.
      §2. Amendment to Credit Agreement. Subject to the satisfaction of the condition precedent set forth in §4 hereof, Section 9.1 of the Credit Agreement is hereby amended by deleting the text “3.00:1.00” therein and substituting the text “2.25:1.00” in lieu thereof.
      §3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The representations and warranties of the Borrower contained in the Credit Agreement, as amended hereby, (i) were true and correct in all material respects when made, and (ii) continue to be true and correct in all material respects on the date hereof, except to the extent such representations and warranties by their terms are made solely as of a prior date.
      (b) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of all of its agreements and obligations under this Amendment and the Credit Agreement and the other Loan Documents as amended hereby (i) are within the authority of the Borrower, (ii) have been duly authorized by all necessary proceedings or actions by the Borrower, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower, and (iv) do not conflict with any provision of the charter, by-laws or any agreement or other instrument binding upon the Borrower.
      (c) This Amendment, the Credit Agreement as amended hereby, and the other Loan Documents to which the Borrower is a party constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.
      (d) The Borrower has performed and complied in all material respects with the terms and conditions of the Credit Agreement and the other Loan Documents required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.
      §4. Condition to Effectiveness. This Amendment shall be effective upon receipt by the Administrative Agent of original counterpart signatures (or a faxed copy thereof with originals to follow) to this Amendment, duly executed and delivered by the Borrower and the Required Lenders.
     §5. Costs and Expenses. The Borrower acknowledges and agrees that the reasonable costs and expenses incurred by the Administrative Agent (including attorneys’ fees) in the preparation, negotiation and execution of this Amendment and any other documents and instruments contemplated hereby are for the account of the Borrower as provided in §15.2 of the Credit Agreement. The Borrower agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all such reasonable costs and expenses.
      §6. Ratification, etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references to the Credit Agreement in any of the Loan Documents or any document, instrument or agreement related thereto shall hereafter refer to the Credit Agreement as amended hereby.
      §7. Miscellaneous Provisions.
      (a) Except as otherwise expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to grant any similar or future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
      (b) THIS AMENDMENT IS A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE CONSTRUED IN ACCORDANCE WITH AND GOVEREND BY THE LAWS OF SAID STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO

CONFLICTS OR CHOICE OF LAW).
      (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
      (d) Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.
      (e) This Amendment shall constitute a “Loan Document” under the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

THE TIMBERLAND COMPANY, as Borrower
By:	<Gregory M. Saltzberg>
	Name:	Gregory M. Saltzberg
	Title:	Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By:	<J. Casey Cosgrove>
	Name:	J. Casey Cosgrove
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender
By:	<J. Casey Cosgrove>
	Name:	J. Casey Cosgrove
	Title:	Vice President

OTHER LENDERS: WACHOVIA BANK, N.A.
By:	<Martha M. Winters>
	Name:	Martha M. Winters
	Title:	Director

JPMORGAN CHASE BANK, N.A.
By:	<Jules Panno>
	Name:	Jules Panno
	Title:	Vice President

THE NORTHERN TRUST COMPANY
By:	<Alex Nikolov>
	Name:	Alex Nikolov
	Title:	Second Vice President

INTESA SANPAOLO S.p.A.
By:	<Renato Carducci>
	Name:	Renato Carducci
	Title:	General Manager

INTESA SANPAOLO S.p.A.
By:	<Luca Sacchi>
	Name:	Luca Sacchi
	Title:	Vice President

HSBC BANK USA, N.A.
By:	<Thomas Engels>
	Name:	Thomas Engels
	Title:	Vice President

THE BANK OF NEW YORK
By:	<David B. Wirl>
	Name:	David B. Wirl
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION
By:	<Eric Cosgrove>
	Name:	Eric Cosgrove
	Title:	Assistant Vice President

CITIZENS BANK MASSACHUSETTS
By:	<Daniel Bernard>
	Name:	Daniel Bernard
	Title:	Senior Vice President